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EXHIBIT 10.61

AMENDMENT NUMBER ONE TO
LOAN AND SECURITY AGREEMENT

    THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of January   , 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation, ("Foothill"), and NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Borrower"), with reference to the following facts:

    WHEREAS, Foothill and Borrower are parties to that certain Loan and Security Agreement, dated as of March 30, 2000 (as amended, restated, or modified from time to time, the "Agreement");

    WHEREAS, Borrower has requested that Foothill increase the concentration limit with respect to Accounts owing by Unique Co-op Solutions, Inc.;

    WHEREAS, Borrower also has advised Foothill that Borrower has issued that certain Convertible Promissory Note, dated as of August 31, 2000, to the order of SCI Technology, Inc., an Alabama corporation, in the original principal amount of $3,300,000 (the "SCI Indebtedness"), a copy of which is attached hereto as Exhibit A; and

    WHEREAS, Foothill is willing to consent to the incurrence of the SCI Indebtedness and to so amend the Agreement, in each case, in accordance with the terms and conditions hereof.

    NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

1.  Defined Terms.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

2.  Amendments to the Agreement.

    (a) Clause (h) of the definition of "Eligible Domestic Accounts" contained in Section 1.1 of the Agreement hereby is amended and restated in its entirety as follows:

      "(h) Domestic Accounts with respect to an Account Debtor whose total obligations, together with those of its Affiliates, owing to Borrower exceed (a) with respect to Adtcom and its Affiliates, 35% of the sum of all Eligible Accounts, (b) with respect to Tech Data and its Affiliates, 25% of the sum of all Eligible Accounts, (c) with respect to Ingram Micro and its Affiliates, 20% of the sum of all Eligible Accounts, (d) with respect to Unique Co-op Solutions, Inc., 20% of the sum of all Eligible Accounts, and (e) with respect to any other Account Debtor and its Affiliates, 10% of the sum of all Eligible Accounts, in each case, to the extent of the obligations owing by such Account Debtor in excess of such percentage, provided, however, that Foothill shall have the right, at any time and from time to time to change the foregoing percentages in its Permitted Discretion;"

    (b) Clause (g) of the definition of "Eligible Foreign Accounts" contained in Section 1.1 of the Agreement hereby is amended and restated in its entirety as follows:

      "(g) Foreign Accounts with respect to an Account Debtor whose total obligations, together with those of its Affiliates, owing to Borrower (net of the amount of the obligations of such Account Debtor or its Affiliates deemed ineligible under clause (h) of the definition of Eligible Domestic Accounts) exceed (a) with respect to Adtcom and its Affiliates, 35% of the sum of all Eligible Accounts, (b) with respect to Tech Data and its Affiliates, 25% of the sum of all Eligible Accounts, (c) with respect to Ingram Micro and its Affiliates, 20% of the sum of all Eligible Accounts, (d) with respect to Unique Co-op Solutions, Inc., 20% of the sum of all Eligible Accounts, and (e) with respect to any other Account Debtor and its Affiliates, 10% of the sum of all Eligible Accounts, in each case, to the extent of the obligations owing by such Account Debtor in excess of such percentage, provided, however, that Foothill shall have the right, at any time and from time to time to change the foregoing percentages in its Permitted Discretion;"

3.  Consent to SCI Indebtedness.  Anything in the Agreement or the other Loan Documents to the contrary notwithstanding, Foothill hereby consents to the incurrence by Borrower of the SCI Indebtedness.

4.  Representations and Warranties.  Borrower hereby represents and warrants to Foothill that:

    (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

    (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and

    (c) this Amendment has been duly executed and delivered by Borrower.

5.  Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

    (a) Foothill shall have received the reaffirmation and consent attached hereto as Exhibit B, duly executed and delivered by an authorized officer of each Guarantor;

    (b) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

    (c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

    (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

    (e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

6.  Miscellaneous.

    (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

    (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

    (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

    (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

    [Remainder of page left intentionally blank]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NETWORK COMPUTING DEVICES, INC., a Delaware corporation
By:
Name:
Title:
FOOTHILL CAPITAL CORPORATION, a California corporation
By:
Name:
Title:

Exhibit A

SCI PROMISSORY NOTE

Exhibit B

REAFFIRMATION AND CONSENT

    All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security Agreement, dated as of January  , 2001 (the "Amendment"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

AUSTRALIA, NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of The Netherlands
By:
Name:
Title:
NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada
By:
Name:
Title:

NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France
By:
Name:
Title:
NETWORK COMPUTING DEVICES, GMBH, a company organized under the laws of Germany
By:
Name:
Title:
NCD GRAPHIC SOFTWARE CORPORATION, an Oregon corporation
By:
Name:
Title:
NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation
By:
Name:
Title:
NCD ACQUISITION CORP., an Indiana corporation
By:
Name:
Title:
NETWORK COMPUTING DEVICES (UK), LTD., a company organized under the laws of England
By:
Name:
Title:

NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden
By:
Name:
Title:

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AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT
Exhibit A
Exhibit B